                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY





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                                 TRUST AGREEMENT

                                 BY AND BETWEEN

                                VW CREDIT, INC.,
                       AS SETTLOR AND INITIAL BENEFICIARY,


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                   AS UTI TRUSTEE AND ADMINISTRATIVE TRUSTEE,


                                       AND

                            WILMINGTON TRUST COMPANY,
                               AS DELAWARE TRUSTEE

                 CREATING A DELAWARE BUSINESS TRUST TO BE KNOWN
                          AS "VW CREDIT LEASING, LTD."

                            DATED AS OF JUNE 2, 1999




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
                                TABLE OF CONTENTS


                                                                                                               PAGE
PART I            CREATION OF TRUST..............................................................................1

         Section 1.1.          Creation of Trust.................................................................1

PART II           TRUST ASSETS...................................................................................1

         Section 2.1.          Trust Assets......................................................................1

PART III          ACCEPTANCE BY TRUSTEES.........................................................................3

         Section 3.1.          Acceptance by Trustees............................................................3

PART IV           BENEFICIAL INTERESTS IN TRUST..................................................................4

         Section 4.1.          Undivided Trust Interest..........................................................4

         Section 4.2.          Special Units of Beneficial Interest..............................................5

         Section 4.3.          Form of Certificate; Registration of Certificates.................................6

         Section 4.4.          Mutilated, Destroyed, Lost or Stolen Certificates.................................7

         Section 4.5.          Retitling of Leased Vehicles......................................................8

PART V            DUTIES AND POWERS OF TRUST AND TRUSTEES; TRUSTEE LIABILITY.....................................8

         Section 5.1.          Duties and Powers of Trustees; Limitations on Trust Activity......................8

         Section 5.2.          Duty of Care.....................................................................10

         Section 5.3.          Certain Matters Affecting the Trustees...........................................11

         Section 5.4.          Trustees Not Liable for Certificates or User Leases..............................13

         Section 5.5.          Indemnity of Trustees and Trust Agents...........................................13

         Section 5.6.          Trustee's Right Not to Act.......................................................14

         Section 5.7.          Doing Business in Other Jurisdictions............................................14

PART VI           APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEES.............................................15

         Section 6.1.          Appointment of Trustees..........................................................15

         Section 6.2.          Qualification of Trustee.........................................................15

         Section 6.3.          Resignation or Removal of Trustees...............................................15

         Section 6.4.          Successor Trustee................................................................16

         Section 6.5.          Merger or Consolidation of Trustees..............................................16

         Section 6.6.          Appointment of Co-Trustee, Separate Trustee, or Nominee..........................17

         Section 6.7.          Representations and Warranties of Trustees.......................................18

         Section 6.8.          Trustee's Fees and Expenses......................................................19

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               PAGE
         Section 6.9.          No Petition......................................................................19

         Section 6.10.         Place of Business................................................................20

PART VII          ACCOUNTS......................................................................................20

         Section 7.1.          Accounts; Expenses...............................................................20

         Section 7.2.          Rebalancing After Third-Party Claim..............................................21

PART VIII         DISSOLUTION...................................................................................21

         Section 8.1.          Dissolution of the Trust.........................................................21

PART IX           MISCELLANEOUS PROVISIONS......................................................................22

         Section 9.1.          Amendment........................................................................22

         Section 9.2.          Governing Law....................................................................22

         Section 9.3.          Notices..........................................................................22

         Section 9.4.          Severability of Provisions.......................................................23

         Section 9.5.          Construction.....................................................................23

         Section 9.6.          Separate Entity..................................................................23


EXHIBITS

EXHIBIT A    Definitions
EXHIBIT B    Form of Undivided Trust Certificate
EXHIBIT C    Form of Certificate of Trust

                                 TRUST AGREEMENT

     TRUST AGREEMENT, dated as of June 2, 1999 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "Agreement"), between VW Credit, Inc., a Delaware corporation ("VCI"), as settlor and initial beneficiary (the "Settlor" and the "Initial Beneficiary," respectively), U.S. Bank Trust National Association, a national banking association, as UTI Trustee (the "UTI Trustee") and Administrative Trustee (the "Administrative Trustee") and Wilmington Trust Company, a Delaware banking association, as Delaware Trustee (the "Delaware Trustee"). Certain capitalized terms used herein are defined in Exhibit A.

     WHEREAS, the Initial Beneficiary, the UTI Trustee, the Administrative Trustee and the Delaware Trustee desire that the Trust be the nominee holder of legal title to Trust Assets and that such acts or actions be taken as are consistent with such nominee status;

     IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                     PART I
                                CREATION OF TRUST

     SECTION 1.1. CREATION OF TRUST.

     It is the intention of the parties to form a business trust pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq. (the "Business Trust Statute"), and that this Agreement constitute the governing instrument of such business trust, which shall be known as "VW Credit Leasing, Ltd." (the "Trust"). The Settlor hereby forms the Trust and delivers to the UTI Trustee the sum of $1.00 to have and to hold, with such other Trust Assets as the Trust may from time to time hold, for the benefit of the holders of the Certificates under the terms provided herein. The Delaware Trustee is hereby authorized to file a certificate of trust under the Business Trust Statute in the form attached hereto as Exhibit C.

                                    PART II
                                  TRUST ASSETS

     SECTION 2.1. TRUST ASSETS.

     Pursuant to this Agreement and the Servicing Agreement, the Trust shall acquire from time to time the following assets (the "Trust Assets"):

     (a) cash;

     (b) lease contracts (the "User Leases") of automobiles and other vehicles, together with all non-severable appliances, instruments, accessories, furnishings, other equipment, additions, parts and improvements from time to time constituting a part thereof and all accessions thereto (the "Leased Vehicles"), which User Leases are or were originated by VCI, a dealer (such dealers being referred to herein as "Dealers") or directly by the Trust;

     (c) Leased Vehicles and all proceeds thereof, including, without limitation
(i) the residual values of the Leased Vehicles to be realized through the exercise by End Users of any purchase options under the User Leases, the proceeds of sale of the Leased Vehicles to third parties, payments received from any other Person, either directly or through a Servicer, with respect to the residual value of the Leased Vehicles or payments under any residual value insurance policy and (ii) each certificate of title or other evidence of ownership of a Leased Vehicle issued by the Registrar of Titles in the respective jurisdiction in which each such Leased Vehicle is registered (each a "Certificate of Title"), which Certificate of Title shall reflect, as the owner of such Leased Vehicle, "VW Credit Leasing, Ltd.", any trustee of the Trust or such other similar designation as may be acceptable to any applicable department, agency or official in each state responsible for accepting applications for, and maintaining records regarding, Certificates of Title and liens thereon (each a "Registrar of Titles");

     (d) all of VCI's rights (but not its obligations) and all of the Trust's rights, in each case with respect to any User Lease or Leased Vehicle, including, without limitation, (i) the right to proceeds arising from all dealer repurchase obligations, if any, relating to any User Lease or Leased Vehicle arising under any agreements with any Dealer ("Dealer Agreements"), (ii) all warranty and indemnity provisions contained in or to be provided pursuant to purchase agreements that relate to any Leased Vehicle and all claims against the applicable manufacturer or distributor and (iii) any guaranty given in connection with any User Lease, together with all rights, powers, privileges, licenses, easements, options and other benefits of the beneficiary of the guaranty thereunder and any collateral given as security therefor, to the extent pertaining to such User Lease;

     (e) any insurance policy and rights thereunder or proceeds therefrom, including, without limitation, any residual value insurance policy, any policy of comprehensive, collision, public liability, physical damage, personal liability, general liability, excess or umbrella liability, credit accident or health, credit disability, credit life or unemployment insurance maintained by the Initial Beneficiary, VCI, any End User or any Affiliate of any such Person to the extent that any such policy covers or applies to any User Lease, Leased Vehicle or the ability of any End User to make required payments with respect to the related User Lease or related Leased Vehicle (collectively, "Insurance Policies");

     (f) any Security Deposit to the extent due the lessor under the related User Lease in accordance with the terms of such User Lease; and

     (g) all proceeds of any of the foregoing, including, without limitation, all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                                    PART III
                             ACCEPTANCE BY TRUSTEES

     SECTION 3.1. ACCEPTANCE BY TRUSTEES.

     (a) The UTI Trustee shall have the rights, powers and duties with respect to the UTI set forth herein. The Initial Beneficiary hereby appoints U.S. Bank Trust National Association as the UTI Trustee. The UTI Trustee does hereby accept such appointment and agrees to act as a trustee of the Trust for the benefit of the Initial Beneficiary and such other Persons as may become holders of all or a part of the UTI, subject to the terms and conditions of this Agreement.

     (b) The Administrative Trustee shall have only such rights, powers and duties as are specifically and expressly required by the Business Trust Statute and this Agreement. The Administrative Trustee hereby accepts such appointment.

     (c) The Delaware Trustee shall have only such rights, powers and duties as are specifically and expressly required by the Business Trust Statute and this Agreement. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Business Trust Statute that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the other Trustees. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Business Trust Statute. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Certificateholders or any other person, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are limited solely to the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement. The Delaware Trustee hereby accepts such appointment.

     (d) Any SUBI Trustee shall have the rights, powers and duties set forth herein with respect to the applicable SUBI. Any SUBI Trustee shall accept such appointment and agree to act as a trustee of the Trust for the benefit of the holders of all or part of the applicable SUBI, subject to the terms and conditions of this Agreement, by execution of a counterpart to this Agreement or other agreement acceptable to the UTI Trustee.

     (e) The UTI Trustee, Administrative Trustee, Delaware Trustee and any SUBI Trustee may be the same Person.

                                    PART IV
                          BENEFICIAL INTERESTS IN TRUST

     SECTION 4.1. UNDIVIDED TRUST INTEREST.

     (a) The Initial Beneficiary shall hold an exclusive, undivided beneficial interest in all assets of the Trust (the "Undivided Trust Interest" or the "UTI"), other than those divided, identified Trust Assets that are from time to time allocated by the Trust, upon the written direction of the Initial Beneficiary and otherwise in accordance with Section 4.2, into one or more separate portfolios of Trust Assets (together with any other Trust Assets allocated to or earned by any such portfolio(s), and any proceeds thereof, collectively, "SUBI Assets," and all Trust Assets, other than SUBI Assets, are the "UTI Assets").

     (b) The Undivided Trust Interest initially shall be represented by a single trust certificate (together with any replacements thereof, the "Undivided Trust Interest Certificate" or the "UTI Certificate"); provided, however, that, at the request of any holder thereof, the Undivided Trust Interest may be represented by two (2) or more such certificates that, in the aggregate, represent the entire Undivided Trust Interest, such divided certificates to be issued pursuant to a supplement to this Agreement (each, a "UTI Supplement") which shall specify any terms or conditions relevant to the issuance thereof, as shall be prescribed and established by such holder and by the pledgee of any UTI Pledge. A UTI Supplement also may specify additional terms or modify the terms of this Agreement, but only with respect to the UTI. Except as set forth in any applicable UTI Supplement, any Undivided Trust Interest Certificate shall be in substantially the form of Exhibit B hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Agreement, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith, be approved by the Initial Beneficiary. Any portion of any Undivided Trust Interest Certificate may be set forth on the reverse or subsequent pages thereof. Each Undivided Trust Interest Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Initial Beneficiary.

     (c) The UTI shall be a separate series of the Trust as provided in Section 3806(b)(2) of the Business Trust Statute. Separate and distinct records shall be maintained for the UTI and the UTI Assets shall be held and accounted for separately from the other assets of the Trust or any SUBI. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the UTI or the UTI Assets shall be enforceable against the UTI Assets only, and not against the assets of the Trust generally or against any SUBI Assets. Except to the extent required by law or specified in this Agreement, the Undivided Trust Interest shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to any SUBI or any Trustee. No creditor or holder of a claim relating to assets allocated to the UTI shall be entitled to maintain any action against or recover any assets allocated to any SUBI.

     (d) Any holder, assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate shall be deemed, by virtue of the acceptance of such Undivided Trust Interest, Undivided Trust Interest Certificate, assignment or pledge, to have (i) agreed, accepted and to have become bound by and subject to the non-petition covenant set forth in Section
6.9 and (ii) released and waived all claims against or with respect to any assets owned by the Trustees in their respective individual capacities and all of the Trust Assets other than the UTI Assets included from time to time within the UTI Portfolio and proceeds therefrom and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against such released Trust Assets. Without limiting the foregoing, each holder, assignee or pledgee of an Undivided Trust Interest or Undivided Trust Interest Certificate shall be deemed to have released and waived all claims against or with respect to all assets allocated to each SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to each SUBI Portfolio.

     SECTION 4.2. SPECIAL UNITS OF BENEFICIAL INTEREST.

     (a) The UTI Trustee shall from time to time, as directed in writing by the Initial Beneficiary, identify and allocate, or cause to be identified and allocated, on the books and records of the Trust one or more separate portfolios of SUBI Assets to be accounted for independently within the Trust (each such portfolio, a "SUBI Portfolio"). Upon their allocation as SUBI Assets, such Trust Assets shall no longer be assets of, or allocated to, the Undivided Trust Interest (unless and until specifically reallocated to the Undivided Trust Interest from that SUBI Portfolio pursuant to the terms hereof). The beneficial interest in each such SUBI Portfolio shall constitute a separate "Special Unit of Beneficial Interest" ("SUBI") in the Trust. Separate and distinct records shall be maintained for each SUBI Portfolio and the SUBI Assets associated with each SUBI shall be held and accounted for separately from the other assets of the Trust or any other SUBI Assets. The Administrative Trustee shall execute and deliver, on behalf of the Trust, to or upon the written order of the Initial Beneficiary, one or more SUBI Certificates evidencing each SUBI, each SUBI representing a specific divided interest in (but only in) such identified SUBI Portfolio and the SUBI Assets allocated thereto.

     (b) Each SUBI shall be represented by one or more certificates (each a "SUBI Certificate") to be issued by the Trust and shall be created by the execution of a supplement to this Agreement (each a "SUBI Supplement"), which SUBI Supplement shall specify the terms and provisions pursuant to which SUBI Certificates shall be issued with respect to such SUBI; the form of any SUBI Certificate(s) to be issued in connection therewith; the initial SUBI Assets to be included in such SUBI Portfolio; the arrangements, if any, whereby additional SUBI Assets may subsequently be added to the SUBI Portfolio; the provisions under which the proceeds of the related SUBI Assets shall be collected, invested and distributed; and other relevant terms and provisions specific to such SUBI, all as shall be prescribed and established by the Initial Beneficiary.

     (c) Each SUBI shall be a separate series of the Trust as provided in
Section 3806(b)(2) of the Business Trust Statute. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each SUBI or the related SUBI Assets shall be enforceable against such SUBI Assets only, and not against the assets of the Trust generally or against any other SUBI Assets or the UTI Assets. Except to the extent required by law or specified in this Agreement or in the related SUBI Supplement, SUBI Assets with respect to a particular SUBI shall not be subject to claims, debts, liabilities, expenses or obligations arising from or with respect to the Trust, any Trustee, the UTI or any other SUBI. No creditor or holder of a claim relating to assets allocated to any SUBI shall be entitled to maintain any action against or recover any assets allocated to the UTI or any other SUBI. Notice of this limitation on interseries liabilities and the limitation set forth in Section 4.1(c) shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Business Trust Statute, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Business Trust Statute relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each SUBI and the UTI.

     (d) Each holder of a SUBI shall appoint for such SUBI a trustee (a "SUBI Trustee") which shall perform such duties, have such responsibilities and adhere to such standards of care as are specified in Part V of this Agreement, but only with respect to the SUBI for which it was appointed. The same Person may be appointed as SUBI Trustee for all or any SUBIs.

     (e) No interest in any SUBI, SUBI Certificate or SUBI Portfolio shall be transferred, assigned, sold or conveyed if, as the result of such transfer, assignment, sale or conveyance, the Trust would become a publicly traded partnership for purposes of the Internal Revenue Code of 1986, as amended.

     (f) Any holder, assignee or pledgee of a SUBI or SUBI Certificate shall be deemed, by virtue of the acceptance of such SUBI, SUBI Certificate, assignment or pledge, to have (i) agreed, accepted and to have become bound by and subject to the non-petition covenant set forth in Section 6.9 and (ii) released and waived all claims against or with respect to the Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against all Trust Assets allocated to the UTI Portfolio and each other SUBI Portfolio. Nothing contained herein shall be deemed a release or waiver by any party of any claim or right against VCI or VCI's interest in respect of such a claim or right.

     SECTION 4.3. FORM OF CERTIFICATE; REGISTRATION OF CERTIFICATES.

     (a) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Administrative Trustee. Certificates bearing a manual or facsimile signature of individuals who were, at the time when such a signature shall have been affixed, authorized to sign on behalf of the Administrative Trustee shall, when duly authenticated pursuant hereto, be validly issued and shall entitle the holder of such Certificate to the benefits of this Agreement, notwithstanding that such individuals or any of them shall cease to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Administrative Trustee or an agent thereof, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.

     (b) The Administrative Trustee shall keep or cause to be kept at its offices at One Illinois Center, 111 East Wacker, Suite 3000, Chicago, Illinois 60601, or such other office as it shall designate, by written notice to the Initial Beneficiary, a certificate register (the "Certificate Register"), in which, subject to such reasonable regulations as it may prescribe, the Administrative Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Administrative Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Certificates of the same type and proportionate beneficial interest dated the date of authentication by the Administrative Trustee. Each Certificate presented or rendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form reasonably satisfactory to the Administrative Trustee, duly executed by the holder of such Certificate or its attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Administrative Trustee in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Administrative Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. Prior to the due presentation of a Certificate for registration of transfer, the Administrative Trustee and each agent of the Administrative Trustee may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for all purposes, and neither the Administrative Trustee nor any such agent shall be bound by any notice to the contrary. The Administrative Trustee shall furnish or cause to be furnished to each Servicer and the Initial Beneficiary, within three (3) Business Days after receipt by the Administrative Trustee of request therefor, a list of the names and addresses of the holders of the Certificates.

     SECTION 4.4. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

     If any mutilated Certificate is surrendered to the Administrative Trustee, or the Administrative Trustee receives evidence to its satisfaction of the mutilation, destruction, loss or theft of any Certificate, and there is delivered to the Administrative Trustee such security or indemnity as may be reasonably required by it to save it harmless, then the Administrative Trustee shall execute and authenticate, in lieu of such mutilated, destroyed, lost or stolen Certificate, a Certificate of the same type and proportionate beneficial interest bearing an identification number not contemporaneously outstanding, which shall constitute for all purposes a substitute for the original Certificate, which original Certificate shall be deemed canceled and shall be so marked on the books and records of the Administrative Trustee.

     SECTION 4.5. RETITLING OF LEASED VEHICLES.

     Each holder of a UTI Certificate or, subject to any restrictions on such right set forth in the agreements governing any Financing, a SUBI Certificate, may at any time, at its option, to be exercised by written notice delivered to the applicable UTI Trustee or SUBI Trustee and the applicable Servicer, request that the Leased Vehicles allocated to such UTI Certificate or SUBI Certificate, as the case may be, be retitled in the name of such holder (or a Person designated by such holder), that a lien may be noted on the Certificate of Title therefor in the name of such holder (or a Person designated by such holder), or that possession of such Certificate of Title and/or the other Trust Assets allocated to such UTI Certificate or SUBI Certificate, as the case may be, be transferred to such holder (or a Person designated by such holder) free and clear of the interest of Trust. Except as otherwise provided in the related SUBI Supplement, such holder shall indemnify the Trust, the Trustees and such Servicer for, and hold the Trust, the Trustees and such Servicer harmless against, any and all expenses, costs, liabilities, losses and claims incurred by any of them as a result of or relating to such retitling or transfer, or any action such holder shall take or fail to take as the registered owner of such Leased Vehicles or the owner of such Trust Assets, including, without limitation, sales and transfer taxes and registration fees.

                                     PART V
                    DUTIES AND POWERS OF TRUST AND TRUSTEES;
                                TRUSTEE LIABILITY

     SECTION 5.1. DUTIES AND POWERS OF TRUSTEES; LIMITATIONS ON TRUST ACTIVITY.

     (a) Each Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement, any supplement entered into pursuant to this Agreement by such Trustee, or, except with respect to the duties of any Trustee to the extent such duties relate to any SUBI Portfolio and the assets thereof, as it may be directed to perform by the Initial Beneficiary in a manner not contrary to the terms of this Agreement, from time to time, including, without limitation, in connection with (i) a financing transaction of any sort undertaken by the Initial Beneficiary or a Special Purpose Entity or any leasing transaction entered into by the Initial Beneficiary or Special Purpose Entity as lessor or lessee, which is, in any case, secured, directly or indirectly, by Trust Assets, by all or part of the Undivided Trust Interest or by any SUBI or any interest therein including, without limitation, any financing undertaken in connection with the issuance and assignment of a SUBI and related SUBI Certificate, (ii) any sale, transfer or pledge by the Initial Beneficiary or a Special Purpose Entity of any interest in one or more SUBIs, (iii) any other asset securitization, sale-leaseback, secured loan or similar transaction involving Trust Assets or any beneficial interest therein or in the Trust (the transactions in clauses (i), (ii) and (iii) are collectively referred to herein as "Financings"), (iv) sales by the Trust of User Leases and other Trust Assets to the extent permitted by the terms of any existing Financings (so long as the Certificate of Title of any Leased Vehicle so sold is amended to reflect the transfer of ownership thereof from the Trust, unless applicable law permits the transfer of ownership of a motor vehicle without an amendment to the vehicle's certificate of title) or (v) activities ancillary to any of the foregoing.

     (b) Except as provided in or otherwise expressly contemplated by this Agreement or any Servicing Agreement, the Trust shall not (i) issue beneficial or other interests in the Trust Assets or securities of the Trust other than the UTI and UTI Certificates and one or more SUBIs and SUBI Certificates; (ii) borrow money on behalf of the Trust; (iii) make loans or extend credit on behalf of the Trust; (iv) underwrite securities; (v) offer securities in exchange for Trust Assets (other than UTI Certificates and SUBI Certificates); (vi) repurchase or otherwise reacquire any UTI Certificate or, except as permitted by or in connection with any Financing relating thereto, any SUBI Certificate;
(vii) have any employees; (viii) own any real property or (ix) except for the acquisition of Trust Assets and agreements relating to any Financing, enter into any agreements or contracts.

     (c) The Trustees may establish accounts and receive, maintain, invest and disburse funds in accordance with Part VII hereof and any Servicing Agreement or Supplement hereto.

     (d) The Trust will enter into a Servicing Agreement with VCI, and the Trust shall from time to time enter into one or more other servicing agreements (each a "Servicing Agreement") with VCI or with such other or additional Persons as the holder of the UTI Certificate or, subject to the provisions of the agreements governing any Financing, any SUBI Certificate, shall designate in writing with respect to the applicable Portfolio represented by such Certificate (each, in such capacity, a "Servicer"). VCI is hereby designated as the initial Servicer. Each Servicing Agreement shall specify various duties, powers, liabilities, obligations and compensation of the Servicer with respect to the administration and servicing of those Trust Assets as to which such Servicing Agreement applies, including, without limitation, Leased Vehicles and User Leases. The Trust may from time to time enter into one or more agreements (each, a "Nominee Agreement") with any Person that the Initial Beneficiary shall designate, such Person to serve as a nominee for the Trust in those jurisdictions where the Trust may not be named as owner on Certificates of Title. The Trustees, and each of them, on behalf of the Trust, shall execute and deliver such documents, certificates, applications, powers of attorney and registrations as shall be requested and prepared by a Servicer pursuant to a Servicing Agreement or by the Initial Beneficiary in connection with the administration of the Trust or the servicing of the Trust Assets, including, without limitation, a power of attorney to each Dealer and the Servicer and, to the extent deemed appropriate by the Servicer, any lessee under a User Lease (an "End User"); provided, however, that no Trustee shall be obligated to enter into any such documents, certificates, applications, powers of attorney or registrations that adversely affect such Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (e) The Trustees and the Trust shall have such powers as are necessary and appropriate to the conduct of their duties as set forth in this Agreement, the Servicing Agreements and the SUBI Supplements.

     SECTION 5.2. DUTY OF CARE.

     (a) No provision of this Agreement shall be construed to relieve any Trustee from liability for its own grossly negligent action (or, with respect to any handling or disbursement of funds, its own negligent action), its own grossly negligent failure to act (or, with respect to any handling or disbursement of funds, its own negligent failure to act), its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity or its own willful misfeasance, or similar acts or omissions of any Trust Agent; provided, however, that:

          (i) a Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, such Trustee or any Trust Agent, including any vice-president, trust officer or any other officer of such Trustee or such Trust Agent customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person's knowledge of or familiarity with the particular subject, unless it shall be proved that such Trustee or Trust Agent was grossly negligent (or with respect to any handling or disbursement of funds, negligent) or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

          (ii) a Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the Initial Beneficiary (to the extent relating to the Undivided Trust Interest) or the holder or pledgee of a SUBI Certificate in connection with a Financing (to the extent relating to a SUBI) relating to the exercise of any trust power conferred upon such Trustee under this Agreement.

     (b) Notwithstanding Section 5.2(a), a Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require a Trustee to perform, or be responsible for the manner or omission of performance of, any of the duties or obligations of a Servicer under any Servicing Agreement.

     (c) Except for actions expressly authorized by this Agreement, a Trustee shall take no action as to which such Trustee has been notified in writing by the Initial Beneficiary, any Special Purpose Entity or other holder or pledgee of a related SUBI Certificate or UTI Certificate, or has actual knowledge, that such action would impair the beneficial interests in the Trust, would impair the value of any Trust Asset or would adversely affect the credit rating of any Financing.

     (d) All information obtained by a Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by such Trustee in confidence and shall not be disclosed to any other Person other than to any Trust Agent, the Initial Beneficiary, any Special Purpose Entity (if applicable), any Servicer, any assignee of an interest in a UTI or UTI Certificate or any pledgee of a UTI Pledge (or any beneficiary of such pledge) and any assignee or pledgee of a SUBI Certificate, unless such disclosure is permitted by this Agreement or any other agreement contemplated hereby, is reasonably necessary or incidental to the Trustee's discharge of its duties or exercise of its rights hereunder, is required by any applicable law or regulation or pursuant to subpoena (and such Trustee has provided notice thereof to the Initial Beneficiary), or such information is already otherwise publicly available.

     SECTION 5.3.  CERTAIN MATTERS AFFECTING THE TRUSTEES.

Except as otherwise provided in this Agreement:

     (a) a Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. In particular, but without limitation, whenever in this Agreement it is provided that a Trustee shall receive or may rely on the instructions or directions of the Initial Beneficiary, a Special Purpose Entity, or the holder, assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Financing, any written instruction or direction purporting to bear the signature of any officer of the Initial Beneficiary, a Special Purpose Entity, or the holder, assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Financing reasonably believed by it to be genuine may be deemed by such Trustee to have been signed or presented by the proper party;

     (b) a Trustee may consult with counsel, and any opinion of counsel shall be full and complete protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel;

     (c) a Trustee shall be under no obligation to exercise any of the discretionary rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Initial Beneficiary, a Special Purpose Entity, the assignee or pledgee of a UTI Certificate or a SUBI Certificate in connection with a Financing or any other beneficiary of the Trust pursuant to the provisions of this Agreement, unless such requesting Person(s) shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

     (d) a Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Initial Beneficiary, a Special Purpose Entity, or by the assignee or pledgee of a UTI Certificate or any holder, assignee or pledgee of a SUBI Certificate in connection with a Financing; provided, however, that if the payment within a reasonable time to such Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of such Trustee, not reasonably assured to such Trustee by the security afforded to it by the terms of this Agreement, such Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person(s) requesting such examination or, if paid by such Trustee, shall be reimbursed as an expense of the Trust upon demand; and

     (e) a Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians and the Trustee shall not be liable for the acts or omissions of any agent or attorney selected by the Trustee in good faith with reasonable care. A Trustee may delegate its duties and responsibilities hereunder to a sub-trustee and may from time to time enter into one or more agency agreements (each a "Trust Agency Agreement") with such Person or Persons, including, without limitation, any Affiliate of such Trustee (each a "Trust Agent"), as are by experience and expertise qualified to act in a trustee capacity and otherwise acceptable to the Initial Beneficiary and any assignee or pledgee of a SUBI Certificate in connection with a Financing. A Trustee shall provide seven (7) days prior written notice to the Initial Beneficiary of any such Trust Agency Agreement. Notwithstanding the foregoing, a Trustee shall replace any Trust Agent if (i) in the good faith judgment of the Initial Beneficiary, the compensation or level of service of such Trust Agent shall no longer be reasonably competitive with those of any alternative agent reasonably proposed by the Initial Beneficiary or (ii) if the Trust Agent has materially breached its obligations under the Trust Agency Agreement or the Initial Beneficiary or any assignee or pledgee of a UTI Certificate or any holder, assignee or pledgee of a SUBI Certificate in connection with a Financing has given written notice to such Trustee and the Trust Agent of such breach, and the Trust Agent has not cured such breach in all material respects within fifteen (15) Business Days thereafter (for purposes of this Agreement, "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in Michigan, New York, Illinois, Delaware or the city and state in which the principal corporate trust office of any other Trustee is located, are authorized or obligated by law, regulation or executive order to be closed). Such Trust Agency Agreement shall specify the duties, powers, liabilities, obligations and compensation of such Trust Agent(s) to carry out on behalf of such Trustee any or all of its obligations as Trustee of the Trust arising under this Agreement or otherwise and shall contain a non-petition covenant substantially identical to that set forth in Section 6.9; provided, however, that nothing contained in any Trust Agency Agreement shall excuse, limit or otherwise affect any power, duty, obligation, liability or compensation otherwise applicable to such Trustee hereunder. The Trust shall pay such amount to the Trust Agent as reasonable compensation for its services and shall provide such reimbursement of expenses as are separately agreed by such Trustee, the Initial Beneficiary and the Trust Agent. Notwithstanding anything to the contrary herein, in no event shall any Nominee Agreement be deemed to be a Trust Agency Agreement, or any Servicer or any Affiliate thereof or any Person referred to in the penultimate sentence of Section 5.1(d) be deemed to be a Trust Agent.

     SECTION 5.4. TRUSTEES NOT LIABLE FOR CERTIFICATES OR USER LEASES.

     A Trustee shall have no obligation to perform any of the duties of the Initial Beneficiary or any Servicer unless explicitly set forth in this Agreement or any Servicing Agreement. A

Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement (except as set forth in Section 6.7) or the due execution hereof by the Initial Beneficiary or the legality, validity and enforceability of any security interest in any Trust Asset; (b) the perfection or priority of such a security interest or the maintenance of any such perfection and priority; (c) the efficacy of the Trust or its ability to generate the payments to be distributed to the Initial Beneficiary or its permitted assignee(s) under this Agreement, including, without limitation, the existence, condition, location and ownership of any Trust Asset; (d) the existence and enforceability of any Insurance Policy; (e) the existence and contents of any User Lease or any computer or other record thereof; (f) the validity of the assignment of any Trust Asset to the Trust or of any intervening assignment; (g) the completeness of any User Lease; (h) the performance or enforcement of any User Lease; (i) the compliance by the Initial Beneficiary or any Servicer with any covenant or the breach by the Initial Beneficiary or any Servicer of any warranty or representation in any document and the accuracy of any such warranty or representation prior to such Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; (j) any investment of monies by any Servicer or any loss resulting therefrom (it being understood that such Trustee shall remain responsible for any Trust Assets that it may hold); (k) the acts or omissions of any Dealer or any other Person, the Initial Beneficiary, any Servicer or any End User under, or in connection with the origination of, any User Lease; (l) any action of any Servicer taken in the name of such Trustee or the acts or omissions of any Servicer under any Servicing Agreement or any other agreement contemplated hereby or thereby; (m) any action by such Trustee taken at the instruction of the Initial Beneficiary or any Servicer; or (n) the preparation, execution or filing of any document or report with the Securities and Exchange Commission or any state securities commission or agency; provided, however, that the foregoing shall not relieve any Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of a Trustee to perform its duties (i) under this Agreement to authenticate and deliver Certificates at the request of the Initial Beneficiary, or (ii) as set forth in Sections 5.1(d), 6.9 and 6.10, or based on a Trustee's or any Trust Agent's willful misconduct, bad faith or gross negligence, no recourse shall be had against the Person or institution serving as a Trustee in its individual capacity for any claim based on any provision of this Agreement or any Servicing Agreement, or any Trust Asset or assignment thereof. A Trustee shall not be accountable for the use or application by the Initial Beneficiary or a Special Purpose Entity or any other holder of any of the SUBI Certificates or of the proceeds of such Certificates, or for the use or application of any funds properly paid to any Servicer pursuant to any Servicing Agreement.

     SECTION 5.5. INDEMNITY OF TRUSTEES AND TRUST AGENTS.

     Each Trustee and any Trust Agent shall be indemnified and held harmless (but only out of and to the extent of the Trust Assets allocated to the Portfolio for which such Trustee acts as trustee) with respect to any loss, liability or expense, including reasonable attorneys' and other professionals' fees and expenses (collectively "Claims"), arising out of or incurred in connection with (a) any of the Trust Assets (including, without limitation, any Claims relating to User Leases, Leased Vehicles, consumer fraud, consumer leasing act violations, misrepresentation, deceptive and unfair trade practices, and any other claims arising in connection with any User

Lease, personal injury or property damage claims arising with respect to any Leased Vehicle or any claim with respect to any tax arising with respect to any Trust Asset) or (b) such Trustee's or Trust Agent's acceptance or performance of the trusts and duties contained in this Agreement or any Trust Agency Agreement, with any allocation of such indemnification among the Trust Assets to be made as provided for in Section 7.1(b) hereof, provided, however, that neither a Trustee nor any Trust Agent shall be indemnified or held harmless out of the Trust Assets as to any Claim (i) for which the Initial Beneficiary, a Servicer or any of their respective Affiliates shall be liable and shall have paid pursuant to this Agreement or a Servicing Agreement, (ii) incurred by reason of such Trustee's or such Trust Agent's willful misfeasance, bad faith or gross negligence, or (iii) incurred by reason of such Trustee Bank's breach of its respective representations and warranties pursuant to any Servicing Agreement or of Section 6.7 of this Agreement. The UTI Trustee shall in no event have any recourse to any SUBI Assets, including such SUBI Assets which were UTI Assets at the time a Claim against the UTI Trustee arose, and no SUBI Trustee shall have any recourse to any UTI Assets or any Trust Assets allocated to any other SUBI.

     SECTION 5.6. TRUSTEE'S RIGHT NOT TO ACT.

     Notwithstanding anything to the contrary contained herein, a Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if such Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if such Trustee in good faith shall determine that such action would be illegal or subject such Trustee to personal liability or be unduly prejudicial to the rights of other beneficiaries of the Trust.

     SECTION 5.7. DOING BUSINESS IN OTHER JURISDICTIONS.

     Notwithstanding anything contained herein to the contrary, neither a Trustee Bank nor the related Trustee shall be required to take any action in any jurisdiction other than in the State of its incorporation or any State in which it is qualified to do business (each, a "State of Qualification") if the taking of such action may (i) require the consent, approval, authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of Qualification; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof, other than a State of Qualification, becoming payable by the Trustee Bank or (iii) subject the Trustee Bank to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by such Trustee Bank or the related Trustee, as the case may be, contemplated hereby. In the event that a Trustee does not take any action because such action may result in the consequences described in the preceding sentence, such Trustee will appoint an additional trustee pursuant to
Section 6.6 to proceed with such action.

                                    PART VI
                APPOINTMENT, COMPENSATION AND REMOVAL OF TRUSTEES

     SECTION 6.1. APPOINTMENT OF TRUSTEES.

     U.S. Bank Trust National Association is hereby designated as UTI Trustee and Administrative Trustee. Wilmington Trust Company is hereby designated as Delaware Trustee.

     SECTION 6.2. QUALIFICATION OF TRUSTEE.

     Except as otherwise provided in this Agreement, each Trustee under this Agreement shall at all times be (a) a bank or trust company organized under the laws of the United States or one of the fifty states of the United States or the District of Columbia, with capital and surplus of at least $50,000,000, and (b) in the case of the Delaware Trustee only, have a principal place of business, or shall have appointed an agent with a principal place of business, in the State of Delaware. Any Trustee need not meet the qualifications set forth in clause
(a) above if such Trustee has appointed a Trust Agent that meets such qualifications.

     SECTION 6.3. RESIGNATION OR REMOVAL OF TRUSTEES.

     (a) A Trustee may at any time resign by giving thirty (30) days prior written notice to the Initial Beneficiary and each Certificateholder. Upon receiving the notice of resignation, the holder of the UTI (in the case of the UTI Trustee, Administrative Trustee or Delaware Trustee) or the holder of the applicable SUBI (in the case of a SUBI Trustee) shall promptly appoint a successor Trustee who meets the eligibility requirements set forth in Section
6.2 by written instrument.

     (b) If at any time:

          (i) a Trustee shall cease to be qualified in accordance with Section 6.2,

          (ii) any representation or warranty made by a Trustee Bank pursuant to
     Section 6.7 shall prove to have been untrue in any material respect when made,

          (iii) a Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of a Trustee or of its property shall be appointed, or any public officer shall take charge or control of a Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (iv) the holder of the UTI Certificate or any SUBI Certificate otherwise desires, in its sole discretion, to remove and replace the applicable Trustee with respect to the UTI Portfolio or SUBI Portfolio represented by such Certificate, then such Trustee may be removed upon written notice by the holder of the applicable UTI Certificate or SUBI Certificate or the assignee or pledgee of such UTI Certificate or SUBI

Certificate in connection with a Financing. If a Trustee resigns or is removed under the authority of the immediately preceding sentence, the holder of the applicable UTI Certificate or SUBI Certificate shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to each of the Servicer, the Initial Beneficiary and VCI and one copy to the successor Trustee, together with payment of all amounts owed to the outgoing Trustee.

     (c) Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to any of the provisions of this part shall not become effective until acceptance of appointment by the successor Trustee.

     SECTION 6.4. SUCCESSOR TRUSTEE.

     Any successor Trustee appointed as provided in Section 6.3 shall execute, acknowledge and deliver to the applicable Servicer, the Initial Beneficiary, the holder of the applicable UTI Certificate or SUBI Certificate and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the applicable Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Initial Beneficiary, the holder of the applicable UTI Certificate or SUBI Certificate and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 6.4 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of
Section 6.2.

     SECTION 6.5. MERGER OR CONSOLIDATION OF TRUSTEES.

     (a) Any entity (i) into which a Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which a Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of a Trustee, which entity, if requested by the Initial Beneficiary or the holder of the UTI or the applicable SUBI, executes an agreement of assumption to perform every obligation of such Trustee under this Agreement, shall be the successor of such Trustee hereunder, provided such entity shall be eligible pursuant to Section 6.2, without the execution or filing of any instrument or any further act on the part of any of the parties hereto (other than the written consent of the Initial Beneficiary or the holder of the UTI Certificate or the applicable SUBI Certificate).

     (b) Upon the happening of any of the events described in Section 6.3, 6.4 or 6.5(a), the successor Trustee shall, to the extent required by Delaware law, cause an amendment to the Trust's certificate of trust to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Business Trust Statute, indicating the change with respect to such Trustee's identity.

     SECTION 6.6. APPOINTMENT OF CO-TRUSTEE, SEPARATE TRUSTEE, OR NOMINEE.

     (a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Trust Asset may at the time be located, the Servicer with respect to the applicable beneficial interest and a Trustee, acting jointly, shall have the power to execute and deliver all instruments to appoint one or more Persons approved by such Servicer and Trustee to act as co-trustee, jointly with such Trustee, or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the holder of the Certificate representing such beneficial interest and its permitted assignee(s), such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section 6.6, such powers, duties, obligations, rights and trusts as such Persons may consider necessary or desirable. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.2, except that no co-trustee, separate trustee or nominee with respect to the UTI, any UTI Assets, any SUBI or any SUBI Assets under this Agreement may be the Initial Beneficiary or any Affiliate thereof.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the applicable Trustee shall be conferred upon and exercised or performed by such Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without such Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as a Trustee under this Agreement or as successor to any Servicer under this Agreement or any Servicing Agreement), such Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of such Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Initial Beneficiary (or the holder of a UTI Certificate or a SUBI Certificate for a separate trustee or co-trustee acting with respect to the UTI Portfolio or the related SUBI Portfolio) and a Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to a Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section 6.6. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with a Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, such Trustee. Each such instrument shall be filed with such Trustee and a copy thereof given to each Servicer.

     Any separate trustee or co-trustee may at any time appoint the applicable Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Trust Assets shall vest in and be exercised by the applicable Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the applicable Trustee of its obligations and duties under this Agreement.

     SECTION 6.7. REPRESENTATIONS AND WARRANTIES OF TRUSTEES.

     Each Trustee Bank hereby makes the following representations and warranties as of the date hereof, and the Trustee Bank shall be deemed to remake the following representations and warranties upon each designation of a SUBI at the direction of the Initial Beneficiary in connection with a Financing, on which the Initial Beneficiary, each of its permitted assignees and pledgees, and each pledgee or holder of a Certificate (and beneficial owner of any portion thereof in connection with a Financing) may rely:

     (a) Organization and Good Standing. The Trustee Bank is a banking corporation or association duly organized, validly existing and in good standing under the law of its jurisdiction of organization;

     (b) Power and Authority. The Trustee Bank has full power, authority and right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

     (c) Due Execution. This Agreement has been duly executed and delivered by the Trustee Bank, and is a legal, valid and binding instrument enforceable against the Trustee Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

     (d) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule or regulation, judgment, decree or order binding on the Trustee or the articles of association or by-laws of the Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Trustee is a party or by which it is bound; and

     (e) Location of Records. The office where the Administrative Trustee keeps its records concerning the transactions contemplated hereby is located at One Illinois Center, 111 East Wacker, Suite 3000, Chicago, Illinois 60601.

     SECTION 6.8. TRUSTEE'S FEES AND EXPENSES.

     To the extent not paid by the Servicer pursuant to the Servicing Agreement, each Trustee shall be paid out of Trust Assets allocated to the Portfolio administered by such Trustee reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including, without limitation, reasonable attorneys' fees), as may be agreed upon in writing between the Initial Beneficiary and such Trustee, for all services rendered by it in the execution of the Trust and in the exercise and performance of any of the powers and duties under this Agreement.

     SECTION 6.9. NO PETITION.

     (a) Each of the Trustees, the Initial Beneficiary and each holder and pledgee of any beneficial interest in the Trust covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, any other Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section 6.9 shall survive the termination of this Agreement or the resignation or removal of such Trustee under this Agreement.

     (b) No bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted or joined in by the Trust without the unanimous consent of all Trustees and Certificateholders hereunder. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI, and the Administrative Trustee shall not so consent unless directed to do so by all of the Certificateholders.

     SECTION 6.10. PLACE OF BUSINESS.

     At all times, either the Delaware Trustee or a co-trustee hereunder shall be a resident of, or have a principal place of business in, the State of Delaware.

                                    PART VII
                                    ACCOUNTS

     SECTION 7.1. ACCOUNTS; EXPENSES.

     (a) The UTI Trustee may establish and maintain with respect to the Undivided Trust Interest such bank accounts as may be directed in writing by the Initial Beneficiary and each SUBI Trustee will establish and maintain with respect to each SUBI such bank accounts as may be set forth in the applicable SUBI Supplement or the documents relating to any Financing (collectively, the "Trustee Accounts," and each such Trustee Account with respect to any particular SUBI, a "SUBI Account"). A Trustee may authorize any Servicer to make deposits into and to make disbursements from its Trustee Accounts in accordance with the terms and provisions of this Agreement, any Servicing Agreement or the documents relating to any Financing.

     (b) To the extent not paid by the Servicer pursuant to the Servicing Agreement, all Trust expenses shall be paid out of the Trust Assets, including, without limitation, (i) any reimbursement due to any Servicer for payments from its own operating accounts in order to fund any advances made by such Servicer, with the consent of the applicable Trustee (to be given only at the direction of the Initial Beneficiary or in accordance with the terms of any Financing), with respect to any User Lease or Leased Vehicle, (ii) Servicer fees (and expenses, if any, not covered by the Servicer fee under any Servicing Agreement), (iii) Trustee fees and expenses and (iv) other Trust expenses, if any; provided, however, that (x) to the extent that an expense or liability of a Trustee, the Initial Beneficiary or a Special Purpose Entity (if applicable) shall be incurred or suffered with respect to a discrete Trust Asset or group of Trust Assets (including, without limitation, contract, tort or tax claims relating to one or more specific User Leases or Leased Vehicles) (each an "Affected Trust Asset" and collectively, the "Affected Trust Assets"), all of which either are contained in one or more SUBI Portfolios, on the one hand, or in the UTI Portfolio, on the other hand, the holders of each SUBI containing any Affected Trust Asset (pro rata in the ratio of the aggregate value of those Affected Trust Assets held in each such SUBI portfolio as recorded on the books of the Trust to the aggregate value of all Affected Trust Assets held in all such SUBI Portfolios) or the holder of the Undivided Trust Interest, as the case may be, shall bear in full the burden of such Trustee, Initial Beneficiary or Special Purpose Entity expense or liability, but (y) to the extent that any such expense or liability of a Trustee, Initial Beneficiary or a Special Purpose Entity shall be incurred or suffered with respect to the Trust Assets generally, all beneficiaries of the Trust shall bear the burden of such Trust expenses or liabilities on a pro rata basis in the ratio of the aggregate value of Trust Assets held in each respective SUBI Portfolio and the UTI Portfolio, as each is recorded on the books of the Trust, to the total value of all Trust Assets. Any pro rata allocation of an expense or liability among one or more of the SUBI Portfolios or the UTI Portfolio shall be made in good faith and so as not to disproportionately affect any SUBI Portfolio or the UTI Portfolio.

     (c) All or a portion of the funds deposited into each Trustee Account shall be separately invested by the applicable Trustee from time to time at the written direction of the

Initial Beneficiary or a Special Purpose Entity or the holder of a SUBI Certificate (as appropriate) or the applicable Servicer, as its designee, all as specified in the applicable Servicing Agreement.

     SECTION 7.2. REBALANCING AFTER THIRD-PARTY CLAIM.

     To the extent that a third-party claim against Trust Assets is satisfied out of Trust Assets in proportions other than as provided in Section 7.1(b), then, notwithstanding anything to the contrary contained herein, the UTI Trustee and SUBI Trustees shall promptly identify and reallocate (or request the Servicers to identify and reallocate) the remaining Trust Assets among the UTI Portfolio and each of the SUBI Portfolios so that each shall bear the expense of the third party claim as nearly as possible as if the burden of such claim had been allocated as provided in Section 7.1(b).

                                   PART VIII
                                   DISSOLUTION

     SECTION 8.1. DISSOLUTION OF THE TRUST.

     (a) The Trust shall dissolve upon the unanimous written agreement of all of the Certificateholders. Upon the dissolution of the Trust, its affairs shall be wound up and its property liquidated. Thereafter, after paying its liabilities in accordance with Section 3808 of the Business Trust Statute, the Delaware Trustee shall cause the Trust's certificate of trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and the Trust shall terminate.

     (b) Any SUBI shall be dissolved and its affairs shall be wound up at the time or upon the happening of events specified in the applicable SUBI Supplement. Any SUBI established in accordance with this Agreement may be dissolved and its affairs wound up without causing the dissolution of the Trust or any other series thereof. The dissolution, winding up, liquidation or termination of the Trust or any series thereof shall not affect any limitation of liability with respect to a series established in accordance with this Agreement, the Certificate of Trust or Section 3804(a) of the Business Trust Statute. The death, incapacity, dissolution, termination or bankruptcy of a beneficial owner of any series shall not result in the termination or dissolution of such series and such series may not be terminated or revoked by a beneficial owner of such series or other person except in accordance with the terms of this Agreement or, in the case of any SUBI, the applicable SUBI Supplement.

     (c) The Servicer and any other persons who under this Agreement or a SUBI Supplement are responsible for winding up the affairs of any series may, in the name of the Trust and for and on behalf of the Trust and such series, take all actions with respect to the series as are permitted under Section 3808 of the Business Trust Statute and shall provide for the claims and obligations of the series and distribute the assets of the series as provided under Section 3808 of the Business Trust Statute. Any Person, including any Trustee, who under this Agreement or any SUBI Supplement is responsible for winding up such series' affairs who has complied with

Section 3808(e) of the Business Trust Statute shall not be personally liable to the claimants of the dissolved series by reason of such Person's actions in winding up the series.

                                    PART IX
                            MISCELLANEOUS PROVISIONS

     SECTION 9.1. AMENDMENT.

     Any amendment of this Agreement shall require a written agreement between the Initial Beneficiary and the UTI Trustee (entered into by the UTI Trustee at the written direction of the Initial Beneficiary) and such additional approvals, if any, under each SUBI Supplement or Financing as are required thereby; provided, however, that amendments shall not require any approval of the holder or pledgee of any SUBI or any approval under any SUBI Supplement or under a Financing if the holders and pledgees of such SUBI and the holders of the obligations, instruments or securities issued in such Financing would not be adversely affected by such amendment. Prior to the execution of any amendment to this Agreement, any Servicing Agreement or any other agreement contemplated hereby or thereby, a Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. A Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 9.2. GOVERNING LAW.

     THIS AGREEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 9.3. NOTICES.

     All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or telecopier, and addressed in each case as follows:
(a) if to the Initial Beneficiary, VW Credit, Inc., 3800 Hamlin Road, Auburn Hills, Michigan 48326 Attention: Allen Strang, Esq.; Facsimile: (248) 340-4794, with copies to Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, Attention: Stuart M. Litwin; Facsimile: (312) 701-7711 (Confirmation
Number: (312) 701-7373); (b) if to the UTI Trustee or Administrative Trustee, U.S. Bank Trust National Association, One Illinois Center, 111 East Wacker, Suite 3000, Chicago, Illinois 60601 Attention: Corporate Trust Department;
Facsimile: (312) 228-9401 (Confirmation Number: (312) 228-9416); or (c) if to the Delaware Trustee, 1100 North Market Street, Wilmington, Delaware 19890
Attention: Corporate Trust Administration; Facsimile: (302) 651-8882 or at such other address as shall be designated by the Initial Beneficiary, the UTI Trustee or the Delaware Trustee in a written notice to the other parties hereto.

     SECTION 9.4. SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificates or the rights of the holders thereof.

     SECTION 9.5. CONSTRUCTION.

     For all purposes of this Agreement, unless the context otherwise requires or as otherwise expressly provided, (a) all defined terms shall include both the singular and the plural forms thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as "herein," "hereof" and the like shall refer to this Agreement as a whole and not to any particular Part or Section within this Agreement; (d) the term "include" means "include without limitation," and (e) the term "or" is intended to include the term "and/or."

     SECTION 9.6. SEPARATE ENTITY.

     The Trustees and the Initial Beneficiary shall in all transactions with third parties hold the Trust out as a separate entity from the Initial Beneficiary and any Affiliate of the Initial Beneficiary.

                             SIGNATURES ON NEXT PAGE

     IN WITNESS WHEREOF, each of the undersigned have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      VW CREDIT, INC.,
                                      as Settlor and Initial Beneficiary

                                      By:    /s/ Frank Witter
                                             -----------------------------------
                                      Name:  Frank Witter
                                      Title: Treasurer

                                      VW CREDIT, INC.,
                                      as Settlor and Initial Beneficiary

                                      By:    /s/ Klaus-Dieter Schuermann
                                             -----------------------------------
                                      Name:  Klaus-Dieter Schuermann
                                      Title: President

                                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as UTI Trustee and Administrative Trustee

                                      By:    /s/ Melissa A. Rosal
                                             -----------------------------------
                                      Name:  Melissa A. Rosal
                                      Title: Vice President

                                      WILMINGTON TRUST COMPANY,
                                      as Delaware Trustee

                                      By:    /s/ Patricia A. Evans
                                             -----------------------------------
                                      Name:  Patricia A. Evans
                                      Title: Financial Services Officer

                                                                       EXHIBIT A

                             VW CREDIT LEASING, LTD.

                                   DEFINITIONS

     "Administrative Trustee" shall have the meaning set forth in the Preamble.

     "Affected Trust Assets" shall have the meaning set forth in Section 7.1(b).

     "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such specified Person.

     "Agreement" shall have the meaning set forth in the Preamble.

     "Business Day" shall have the meaning set forth in Section 5.3(e).

     "Business Trust Statute" shall have the meaning set forth in Section 1.1.

     "Certificate" means a SUBI Certificate or a UTI Certificate.

     "Certificateholder" means a Person who holds right, title and interest in a Certificate.

     "Certificate of Title" shall have the meaning set forth in Section 2.1(c).

     "Certificate Register" shall have the meaning set forth in Section 4.3(b).

     "Claims" shall have the meaning set forth in Section 5.5.

     "Dealer Agreements" shall have the meaning set forth in Section 2.1(d).

     "Dealers" shall have the meaning set forth in Section 2.1(b).

     "Delaware Trustee" shall have the meaning set forth in the Preamble.

     "End User" shall have the meaning set forth in Section 5.1(d).

     "Financings" shall have the meaning set forth in Section 5.1(a).

     "Initial Beneficiary" shall have the meaning set forth in the Preamble.

     "Insurance Policies" shall have the meaning set forth in Section 2.1(e).

     "Leased Vehicles" shall have the meaning set forth in Section 2.1(b).

     "Nominee Agreement" shall have the meaning set forth in Section 5.1(d).

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

     "Portfolio" means the UTI Portfolio or any SUBI Portfolio.

     "Preamble" means the first paragraph of the Agreement.

     "Registrar of Titles" shall have the meaning set forth in Section 2.1(c).

     "Secretary of State" means the Secretary of State of the State of Delaware.

     "Security Deposit" means, with respect to any User Lease, the refundable security deposit specified in such User Lease.

     "Servicer" shall have the meaning set forth in Section 5.1(d).

     "Servicing Agreement" shall have the meaning set forth in Section 5.1(d).

     "Settlor" shall have the meaning set forth in the Preamble.

     "Special Purpose Entity" means a special purpose corporation, partnership, limited partnership, trust, business trust, limited liability company or other entity created for one or more Financings.

     "State of Qualification" has the meaning set forth in Section 5.7.

     "SUBI" shall have the meaning set forth in Section 4.2(a).

     "SUBI Account" shall have the meaning set forth in Section 7.1(a).

     "SUBI Assets" shall have the meaning set forth in Section 4.1(a).

     "SUBI Certificate" shall have the meaning set forth in Section 4.2(b).

     "SUBI Portfolio" shall have the meaning set forth in Section 4.2(a).

     "SUBI Supplement" shall have the meaning set forth in Section 4.2(b).

     "SUBI Trustee" shall have the meaning set forth in Section 4.2(d).

     "Trust" shall have the meaning set forth in Section 1.1.

     "Trust Agency Agreement" shall have the meaning set forth in Section
5.3(e).

     "Trust Agent" shall have the meaning set forth in Section 5.3(e).

     "Trust Assets" shall have the meaning set forth in Section 2.1.

     "Trustee Accounts" shall have the meaning set forth in Section 7.1(a).

     "Trustee Bank" means a Person, in its individual capacity, that acts as a Trustee hereunder.

     "Trustees" means the Delaware Trustee, the UTI Trustee, the Administrative Trustee and any SUBI Trustee.

     "Undivided Trust Interest" shall have the meaning set forth in Section 4.1(a).

     "Undivided Trust Interest Certificate" shall have the meaning set forth in
Section 4.1(b).

     "User Leases" shall have the meaning set forth in Section 2.1(b).

     "UTI" shall have the meaning set forth in Section 4.1(a).

     "UTI Assets" shall have the meaning set forth in Section 4.1(a).

     "UTI Certificate" shall have the meaning set forth in Section 4.1(b).

     "UTI Pledge" means any pledge of, or the granting of a security interest in, the UTI Certificate, or a portion thereof, by the holder thereof.

     "UTI Portfolio" means User Leases and Leased Vehicles not allocated to a SUBI Portfolio and remaining as part of the Undivided Trust Interest.

     "UTI Supplement" shall have the meaning set forth in Section 4.1(b).

     "UTI Trustee" shall have the meaning set forth in the Preamble.

     "VCI" shall have the meaning set forth in the Preamble.

                                                                       EXHIBIT B

                             VW CREDIT LEASING, LTD.

                      UNDIVIDED TRUST INTEREST CERTIFICATE

               evidencing an exclusive undivided interest in all Trust Assets (as defined below) other than SUBI Assets (as defined below).

               (This Certificate does not represent an obligation of, or an interest in, Wilmington Trust Company, U.S. Bank Trust National Association, VW Credit, Inc., Volkswagen of America, Inc. or any of their respective Affiliates.)

Number UTI-1

     THIS CERTIFIES THAT VW Credit, Inc. is the registered owner of a nonassessable, fully-paid, exclusive undivided interest in the Trust Assets, other than SUBI Assets (such interest, an "Undivided Trust Interest"), of VW Credit Leasing, Ltd., a Delaware business trust (the "Trust"), formed pursuant to a Trust Agreement dated and effective as of June 2, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between VW Credit, Inc., as settlor and initial beneficiary (the "Initial Beneficiary"), U.S. Bank Trust National Association, as trustee of the UTI (together with any successor or permitted assign, the "UTI Trustee") and as Administrative Trustee (together with any successor or permitted assign, the "Administrative Trustee") and Wilmington Trust Company, as Delaware Trustee (together with any successor or permitted assign, the "Delaware Trustee"). A summary of certain of the pertinent portions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

     This Certificate is one of the duly authorized certificates issued under the Agreement and designated as "VW Credit Leasing, Ltd. Undivided Trust Interest Certificates" (the "Undivided Trust Interest Certificates"). This Undivided Trust Interest Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Undivided Trust Interest Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound. Also to be issued under the Agreement are various series of Certificates, each designated as "VW Credit Leasing, Ltd. Special Unit of Beneficial Interest Certificates" (the "SUBI Certificates" and, together with the Undivided Trust Interest Certificates, the "Certificates"). Each series of SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio.

     The rights of the holder of this Certificate to the Trust Assets and the proceeds thereof are and will be set forth in the Agreement.

     The Certificates do not represent an obligation of, or an interest in, the Initial Beneficiary, Wilmington Trust Company, U.S. Bank Trust National Association, any other Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the User Leases and the Leased Vehicles not allocated to any SUBI Portfolio, all to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the UTI Trustee, the Administrative Trustee or the Delaware Trustee, and at such other places, if any, designated by the UTI Trustee, by the holder hereof upon request.

     By accepting this Certificate, the holder hereof hereby covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, any other Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

     By accepting this Certificate, the holder hereof waives any claim to any proceeds or assets of the Trustees and to all of the Trust Assets from time to time included within each SUBI Portfolio as SUBI Assets and those proceeds or assets derived from or earned by such SUBI Assets.

     The Agreement permits the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of holders of Undivided Trust Interest Certificates at any time by the Initial Beneficiary and the UTI Trustee, provided that any such amendment shall require such additional approvals as may be required by each Financing.

     As provided in the Agreement, any transfer or assignment of this Certificate and the underlying interests represented hereby is registrable upon surrender of this Certificate for registration of transfer with the Administrative Trustee (or the Trust Agent, if applicable) or by any successor Administrative Trustee, accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustee duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Undivided Trust Interest Certificates of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

     Prior to due presentation of this Certificate for registration of transfer, the Trustees, and each agent of a Trustee may treat the Person or entity in whose name this Certificate is registered as the owner hereof for all purposes, and, except as provided for in the Agreement, neither the Trustees nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the unanimous written agreement of all of the Certificateholders.

     Unless this Certificate shall have a certificate of authentication attached, executed by the Administrative Trustee or an agent thereof by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Administrative Trustee, on behalf of the Trust and not in its individual capacity, has caused this Undivided Trust Interest Certificate to be duly executed.

Dated:  June 2, 1999                 VW CREDIT LEASING, LTD.

                                     By:  U.S. Bank Trust National Association,
                                          as Administrative Trustee

                                     By:
                                          --------------------------------------
                                          Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is the UTI Certificate referred to in the within-mentioned Trust Agreement.

U.S. Bank Trust National Association, as
Administrative Trustee


By:
     ------------------------------
     Authorized Officer

                                                                       EXHIBIT C

                             CERTIFICATE OF TRUST OF
                             VW CREDIT LEASING, LTD.

     This Certificate of Trust of VW Credit Leasing, Ltd. (the "Trust"), dated as of June 2, 1999 (the "Certificate of Trust"), is being duly executed and filed by Wilmington Trust Company and U.S. Bank Trust National Association, each as Trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C.ss.3801 et seq.).

     1. Name. The name of the business trust formed hereby is VW Credit Leasing, Ltd.

     2. Delaware Trustee. The name and business address of the Trustee of the Trust in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890.

     3. Duly Authorized. The Trustee is duly authorized to sign this Certificate of Trust.

     4. Series Trust. The Trust may issue series of beneficial interests, having separate rights, powers or duties with respect to property or obligations of the Trust, as provided in 12 Del. C. ss.ss. 3804 and 3806(b)(2), such that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Trust generally, and, unless otherwise provided in the governing instrument, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof shall be enforceable against the assets of such series.

     5. Powers of Attorney. VW Credit, Inc. (the "Company") has been designated by the Trustee and the Trust as the true and lawful attorney-in-fact for and on behalf of the Trust, with full power and authority to perform any and all acts related to managing, servicing, administering and collecting any part of the corpus of the Trust and is authorized and empowered to execute and deliver, on behalf and in the name of the Trust, any and all instruments, certificates or other documents relating thereto. The Company also has the right, power and authority to designate in writing other persons and entities ("Company Designees") as true and lawful attorneys-in-fact for and on behalf of the Trust to do anything that the Company has the power to do under this paragraph. Without limiting the generality of the foregoing, the Company or any Company Designee is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all applications for certificates of title or duplicates of such certificates in the name of the Trust, any and all applications for registrations of vehicles and/or license plates, any and all applications for transfers of certificates of title or registrations for vehicles and/or license plates, and any and all other instruments, certificates or other documents which the Company or a Company Designee deems necessary or advisable to record, hold or release title to and/or registration of motor vehicles in the name of the Trust. A photocopy or original of this

Certificate of Trust shall have the same effect as an original, manually signed and acknowledged Power of Attorney.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity, but solely as Trustee

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     not in its individual capacity, but
                                     solely as Trustee

                                     By:
                                            ------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                 Acknowledgment



STATE OF DELAWARE          )
                           )ss.
COUNTY OF NEW CASTLE       )

     On this day of June 1999, before me personally appeared               , who
acknowledged himself to be an officer of the above Trustee, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained as the free act and deed of said Trustee, and as his free act and deed as an officer of said Trustee.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                   -----------------------------
                                                    Notary Public

                                                    My commission expires:

                                                   -----------------------------

                                 Acknowledgment



STATE OF DELAWARE         )
                          )ss.
COUNTY OF NEW CASTLE      )

     On this day of June 1999, before me personally appeared               , who
acknowledged himself to be an officer of the above Trustee, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained as the free act and deed of said Trustee, and as his free act and deed as an officer of said Trustee.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                   -----------------------------
                                                    Notary Public

                                                    My commission expires:

                                                   -----------------------------




                                      C-4